Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures) SECOND QUARTER

	2010			2009		Percent
			Percent		Percent	Increase
	Amount		to Sales	Amount	to Sales	(Decrease)
Sales to customers	$15,330		100.0	$15,239	100.0	0.6
Cost of products sold	4,630		30.2	4,450	29.2	4.0
Selling, marketing and administrative expenses	4,756		31.0	4,797	31.5	(0.9)
Research expense	1,648		10.8	1,638	10.7	0.6
Interest (income)expense, net	58		0.4	85	0.6
Other (income)expense, net	18		0.1	6	-
Earnings before provision for taxes on income	4,220		27.5	4,263	28.0	(1.0)
Provision for taxes on income	771		5.0	1,055	6.9	(26.9)
Net earnings	$3,449		22.5	$3,208	21.1	7.5

Net earnings per share (Diluted)	$1.23			$1.15		7.0

Average shares outstanding (Diluted)	2,796.0			2,782.0

Effective tax rate	18.3%			24.7%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes
on income	$4,377	(1)	28.6	$4,263	28.0	2.7
Net earnings	$3,382	(1)	22.1	$3,208	21.1	5.4
Net earnings per share (Diluted)	$1.21	(1)		$1.15		5.2
Effective tax rate	22.7%			24.7%

(1) The difference between as reported and as adjusted earnings is the exclusion of second quarter net litigation. The impact of second quarter net litigation is $157 million expense on earnings before provision for taxes on income, $67 million income on net earnings and $0.02 per share on net earnings per share (diluted).

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures) SIX MONTHS

	2010			2009		Percent
			Percent		Percent	Increase
	Amount		to Sales	Amount	to Sales	(Decrease)
Sales to customers	$30,961		100.0	$30,265	100.0	2.3
Cost of products sold	9,158		29.6	8,701	28.7	5.3
Selling, marketing and administrative expenses	9,535		30.8	9,405	31.1	1.4
Research expense	3,205		10.4	3,156	10.4	1.6
Interest (income)expense, net	139		0.4	166	0.6
Other (income)expense, net	(1,576)		(5.1)	(69)	(0.2)
Earnings before provision for taxes on income	10,500		33.9	8,906	29.4	17.9
Provision for taxes on income	2,525		8.1	2,191	7.2	15.2
Net earnings	$7,975		25.8	$6,715	22.2	18.8

Net earnings per share (Diluted)	$2.85			$2.41		18.3

Average shares outstanding (Diluted)	2,796.1			2,785.5

Effective tax rate	24.0%			24.6%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes
on income	$ 9,160	(1)	29.6	$8,906	29.4	2.9
Net earnings	$6,998	(1)	22.6	$6,715	22.2	4.2
Net earnings per share (Diluted)	$2.50	(1)		$2.41		3.7
Effective tax rate	23.6%			24.6%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of income from net litigation of $1,340 million, $977 million and
$0.35 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development, strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$1,463	1,708	(14.3	) %	(14.3)	-
International	2,184	2,146	1.8		(0.2)	2.0
	3,647	3,854	(5.4)		(6.5)	1.1

Pharmaceutical
U.S.	3,110	3,172	(2.0)		(2.0)	-
International	2,443	2,326	5.0		4.9	0.1
	5,553	5,498	1.0		1.0	0.0

Med Devices & Diagnostics
U.S.	2,865	2,776	3.2		3.2	-
International	3,265	3,111	5.0		3.9	1.1
	6,130	5,887	4.1		3.5	0.6

U.S.	7,438	7,656	(2.8)		(2.8)	-
International	7,892	7,583	4.1		3.0	1.1
Worldwide	$15,330	15,239	0.6%		0.1	0.5

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$3,023	3,434	(12.0	) %	(12.0)	-
International	4,390	4,131	6.3		0.6	5.7
	7,413	7,565	(2.0)		(5.1)	3.1

Pharmaceutical
U.S.	6,316	6,846	(7.7)		(7.7)	-
International	4,875	4,432	10.0		5.7	4.3
	11,191	11,278	(0.8)		(2.5)	1.7

Med Devices & Diagnostics
U.S.	5,751	5,428	6.0		6.0	-
International	6,606	5,994	10.2		5.6	4.6
	12,357	11,422	8.2		5.8	2.4

U.S.	15,090	15,708	(3.9)		(3.9)	-
International	15,871	14,557	9.0		4.2	4.8
Worldwide	$30,961	30,265	2.3%		0.0	2.3

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SECOND QUARTER
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
geographic area

U.S.	$7,438	7,656	(2.8	) %	(2.8)	-

Europe	3,832	3,972	(3.5)		1.3	(4.8)
Western Hemisphere excluding U.S.	1,375	1,215	13.2		2.6	10.6
Asia-Pacific, Africa	2,685	2,396	12.1		6.1	6.0
International	7,892	7,583	4.1		3.0	1.1

Worldwide	$15,330	15,239	0.6%		0.1	0.5

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	SIX MONTHS
			Percent Change
	2010	2009	Total		Operations	Currency
Sales to customers by
geographic area

U.S.	$15,090	15,708	(3.9	) %	(3.9)	-

Europe	7,934	7,643	3.8		2.9	0.9
Western Hemisphere excluding U.S.	2,655	2,277	16.6		3.1	13.5
Asia-Pacific, Africa	5,282	4,637	13.9		6.9	7.0
International	15,871	14,557	9.0		4.2	4.8

Worldwide	$30,961	30,265	2.3%		0.0	2.3

REPORTED SALES vs. PRIOR PERIOD
(Dollars in Millions)

SECOND QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	422	411	2.7%	2.7%	-
Intl	421	422	(0.2%)	(0.5%)	0.3%
WW	843	833	1.2%	1.1%	0.1%

BABY CARE
US	99	104	(4.8%)	(4.8%)	-
Intl	438	404	8.4%	4.9%	3.5%
WW	537	508	5.7%	2.9%	2.8%

ORAL CARE
US	148	174	(14.9%)	(14.9%)	-
Intl	224	212	5.7%	1.8%	3.9%
WW	372	386	(3.6%)	(5.8%)	2.2%

OTC/NUTRITIONALS
US	492	679	(27.5%)	(27.5%)	-
Intl	649	631	2.9%	1.9%	1.0%
WW	1,141	1,310	(12.9%)	(13.4%)	0.5%

WOMEN'S HEALTH
US	137	152	(9.9%)	(9.9%)	-
Intl	329	329	0.0%	(2.1%)	2.1%
WW	466	481	(3.1%)	(4.5%)	1.4%

WOUND CARE/OTHER
US	165	188	(12.2%)	(12.2%)	-
Intl	123	148	(16.9%)	(20.3%)	3.4%
WW	288	336	(14.3%)	(15.8%)	1.5%

TOTAL CONSUMER
US	1,463	1,708	(14.3%)	(14.3%)	-
Intl	2,184	2,146	1.8%	(0.2%)	2.0%
WW	3,647	3,854	(5.4%)	(6.5%)	1.1%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
(Dollars in Millions)

SECOND QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (6)

ACIPHEX/PARIET
US	121	128	(5.5%)	(5.5%)	-
Intl	133	132	0.8%	2.1%	(1.3%)
WW	254	260	(2.3%)	(1.6%)	(0.7%)

CONCERTA
US	223	233	(4.3%)	(4.3%)	-
Intl	100	84	19.0%	16.3%	2.7%
WW	323	317	1.9%	1.2%	0.7%

DURAGESIC/FENTANYL TRANSDERMAL
US	37	50	(26.0%)	(26.0%)	-
Intl	147	168	(12.5%)	(12.6%)	0.1%
WW	184	218	(15.6%)	(15.7%)	0.1%

LEVAQUIN/FLOXIN
US	289	343	(15.7%)	(15.7%)	-
Intl	11	19	(42.1%)	(44.8%)	2.7%
WW	300	362	(17.1%)	(17.2%)	0.1%

PREZISTA
US	99	65	52.3%	52.3%	-
Intl	105	75	40.0%	42.1%	(2.1%)
WW	204	140	45.7%	46.8%	(1.1%)

PROCRIT/EPREX
US	306	330	(7.3%)	(7.3%)	-
Intl	220	247	(10.9%)	(9.3%)	(1.6%)
WW	526	577	(8.8%)	(8.1%)	(0.7%)

REMICADE
US	783	771	1.6%	1.6%	-
US Exports (3)	341	327	4.3%	4.3%	-
Intl	6	4	50.0%	50.0%	0.0%
WW	1,130	1,102	2.5%	2.5%	-

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
(Dollars in Millions)

SECOND QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (6) (Continued)

RISPERDAL/RISPERIDONE
US	(17)	70	(124.3%)	(124.3%)	-
Intl	134	169	(20.7%)	(22.1%)	1.4%
WW	117	239	(51.0%)	(52.0%)	1.0%

RISPERDAL CONSTA
US	115	131	(12.2%)	(12.2%)	-
Intl	240	217	10.6%	12.8%	-2.2%
WW	355	348	2.0%	3.4%	-1.4%

TOPAMAX
US	59	75	(21.3%)	(21.3%)	-
Intl	83	107	(22.4%)	(21.4%)	(1.0%)
WW	142	182	(22.0%)	(21.4%)	(0.6%)

VELCADE
US	-	-	-	-	-
Intl	286	229	24.9%	25.1%	(0.2%)
WW	286	229	24.9%	25.1%	(0.2%)

OTHER
US	754	649	16.2%	16.2%	-
Intl	978	875	11.8%	10.3%	1.5%
WW	1,732	1,524	13.6%	12.8%	0.8%

TOTAL PHARMACEUTICAL
US	3,110	3,172	(2.0%)	(2.0%)	-
Intl	2,443	2,326	5.0%	4.9%	0.1%
WW	5,553	5,498	1.0%	1.0%	0.0%

MAJOR NEW PHARMACEUTICAL PRODUCTS (4)

INVEGA
US	68	67	1.5%	1.5%	-
Intl	34	32	6.3%	8.3%	(2.0%)
WW	102	99	3.0%	3.6%	(0.6%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
(Dollars in Millions)

SECOND QUARTER
% Change
2010	2009	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CORDIS (5)
US	265	252	5.2%	5.2%	-
Intl	390	422	(7.6%)	(8.6%)	1.0%
WW	655	674	(2.8%)	(3.4%)	0.6%

DEPUY
US	776	762	1.8%	1.8%	-
Intl	599	561	6.8%	6.0%	0.8%
WW	1,375	1,323	3.9%	3.5%	0.4%

DIABETES CARE
US	313	306	2.3%	2.3%	-
Intl	303	304	(0.3%)	1.1%	(1.4%)
WW	616	610	1.0%	1.7%	(0.7%)

ETHICON
US	509	452	12.6%	12.6%	-
Intl	623	589	5.8%	5.0%	0.8%
WW	1,132	1,041	8.7%	8.2%	0.5%

ETHICON ENDO-SURGERY
US	507	489	3.7%	3.7%	-
Intl	689	626	10.1%	8.8%	1.3%
WW	1,196	1,115	7.3%	6.6%	0.7%

ORTHO-CLINICAL DIAGNOSTICS
US	264	284	(7.0%)	(7.0%)	-
Intl	230	210	9.5%	8.4%	1.1%
WW	494	494	0.0%	(0.5%)	0.5%

VISION CARE
US	232	231	0.4%	0.4%	-
Intl	430	399	7.8%	3.9%	3.9%
WW	662	630	5.1%	2.6%	2.5%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,865	2,776	3.2%	3.2%	-
Intl	3,265	3,111	5.0%	3.9%	1.1%
WW	6,130	5,887	4.1%	3.5%	0.6%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
(Dollars in Millions)

SIX MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	874	834	4.8%	4.8%	-
Intl	889	841	5.7%	0.9%	4.8%
WW	1,763	1,675	5.3%	2.9%	2.4%

BABY CARE
US	202	206	(1.9%)	(1.9%)	-
Intl	864	791	9.2%	3.1%	6.1%
WW	1,066	997	6.9%	2.1%	4.8%

ORAL CARE
US	322	362	(11.0%)	(11.0%)	-
Intl	431	389	10.8%	3.3%	7.5%
WW	753	751	0.3%	(3.6%)	3.9%

OTC/NUTRITIONALS
US	1,034	1,405	(26.4%)	(26.4%)	-
Intl	1,314	1,253	4.9%	(0.5%)	5.4%
WW	2,348	2,658	(11.7%)	(14.3%)	2.6%

WOMEN'S HEALTH
US	283	301	(6.0%)	(6.0%)	-
Intl	652	603	8.1%	2.4%	5.7%
WW	935	904	3.4%	(0.4%)	3.8%

WOUND CARE/OTHER
US	308	326	(5.5%)	(5.5%)	-
Intl	240	254	(5.5%)	(11.4%)	5.9%
WW	548	580	(5.5%)	(8.1%)	2.6%

TOTAL CONSUMER
US	3,023	3,434	(12.0%)	(12.0%)	-
Intl	4,390	4,131	6.3%	0.6%	5.7%
WW	7,413	7,565	(2.0%)	(5.1%)	3.1%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
(Dollars in Millions)

SIX MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (6)

ACIPHEX/PARIET
US	240	266	(9.8%)	(9.8%)	-
Intl	274	257	6.6%	2.7%	3.9%
WW	514	523	(1.7%)	(3.6%)	1.9%

CONCERTA
US	454	502	(9.6%)	(9.6%)	-
Intl	198	159	24.5%	16.7%	7.8%
WW	652	661	(1.4%)	(3.3%)	1.9%

DURAGESIC/FENTANYL TRANSDERMAL
US	75	125	(40.0%)	(40.0%)	-
Intl	293	324	(9.6%)	(13.1%)	3.5%
WW	368	449	(18.0%)	(20.5%)	2.5%

LEVAQUIN/FLOXIN
US	652	751	(13.2%)	(13.2%)	-
Intl	19	36	(47.2%)	(50.2%)	3.0%
WW	671	787	(14.7%)	(14.8%)	0.1%

PREZISTA
US	188	137	37.2%	37.2%	-
Intl	203	125	62.4%	57.3%	5.1%
WW	391	262	49.2%	46.8%	2.4%

PROCRIT/EPREX
US	596	651	(8.4%)	(8.4%)	-
Intl	453	476	(4.8%)	(7.8%)	3.0%
WW	1,049	1,127	(6.9%)	(8.2%)	1.3%

REMICADE
US	1,563	1,508	3.6%	3.6%	-
US Exports (3)	741	613	20.9%	20.9%	-
Intl	12	9	33.3%	33.2%	0.1%
WW	2,316	2,130	8.7%	8.7%	-

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
(Dollars in Millions)

SIX MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (6) (Continued)
RISPERDAL/RISPERIDONE
US	(12)	188	(106.4%)	(106.4%)	-
Intl	267	326	(18.1%)	(21.2%)	3.1%
WW	255	514	(50.4%)	(52.4%)	2.0%

RISPERDAL CONSTA
US	232	257	(9.7%)	(9.7%)	-
Intl	502	416	20.7%	16.9%	3.8%
WW	734	673	9.1%	6.8%	2.3%

TOPAMAX
US	116	570	(79.6%)	(79.6%)	-
Intl	174	214	(18.7%)	(21.6%)	2.9%
WW	290	784	(63.0%)	(63.8%)	0.8%

VELCADE
US	-	-	-	-	-
Intl	547	421	29.9%	25.8%	4.1%
WW	547	421	29.9%	25.8%	4.1%

OTHER
US	1,471	1,278	15.1%	15.1%	-
Intl	1,933	1,669	15.8%	10.5%	5.3%
WW	3,404	2,947	15.5%	12.5%	3.0%

TOTAL PHARMACEUTICAL
US	6,316	6,846	(7.7%)	(7.7%)	-
Intl	4,875	4,432	10.0%	5.7%	4.3%
WW	11,191	11,278	(0.8%)	(2.5%)	1.7%

MAJOR NEW PHARMACEUTICAL PRODUCTS (4)

INVEGA
US	137	133	3.0%	3.0%	-
Intl	73	57	28.1%	23.8%	4.3%
WW	210	190	10.5%	9.2%	1.3%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
(Dollars in Millions)

SIX MONTHS
% Change
2010	2009	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CORDIS (5)
US	516	498	3.6%	3.6%	-
Intl	811	844	(3.9%)	(7.4%)	3.5%
WW	1,327	1,342	(1.1%)	(3.3%)	2.2%

DEPUY
US	1,590	1,528	4.1%	4.1%	-
Intl	1,239	1,087	14.0%	8.5%	5.5%
WW	2,829	2,615	8.2%	5.9%	2.3%

DIABETES CARE
US	603	576	4.7%	4.7%	-
Intl	610	575	6.1%	3.2%	2.9%
WW	1,213	1,151	5.4%	4.0%	1.4%

ETHICON
US	1,019	857	18.9%	18.9%	-
Intl	1,260	1,137	10.8%	6.1%	4.7%
WW	2,279	1,994	14.3%	11.6%	2.7%

ETHICON ENDO-SURGERY
US	990	943	5.0%	5.0%	-
Intl	1,374	1,187	15.8%	10.7%	5.1%
WW	2,364	2,130	11.0%	8.2%	2.8%

ORTHO-CLINICAL DIAGNOSTICS
US	552	561	(1.6%)	(1.6%)	-
Intl	467	400	16.8%	12.2%	4.6%
WW	1,019	961	6.0%	4.1%	1.9%

VISION CARE
US	481	465	3.4%	3.4%	-
Intl	845	764	10.6%	5.4%	5.2%
WW	1,326	1,229	7.9%	4.6%	3.3%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	5,751	5,428	6.0%	6.0%	-
Intl	6,606	5,994	10.2%	5.6%	4.6%
WW	12,357	11,422	8.2%	5.8%	2.4%

(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported in U.S. sales
(4) Included in Other
(5) Includes sales of Drug-Eluting Stents for Q2 2010 of $59, $108 and $167MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for Q2 2009 of $69, $165 and $234MM Domestic, International and Worldwide respectively
Includes sales of Drug-Eluting Stents for June YTD 2010 of $119, $238 and $357MM Domestic, International and Worldwide
respectively
Includes sales of Drug-Eluting Stents for June YTD 2009 of $136, $349 and $485MM Domestic, International and Worldwide
respectively
(6) Prior year conforms to current year presentation